                                                                    EXHIBIT 10.5
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                                FORM OF RF NOTE
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$_________                                                    New York, New York

                                                              _________ __, ____


          FOR VALUE RECEIVED, MJD COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______________________ (the "Lender"), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at 130 Liberty Street, New York, New York 10006, on the AF/RF Maturity Date (as defined in the Agreement) the principal sum of _________________ DOLLARS ($_________) or, if less, the then unpaid principal amount of all RF Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the RF Notes referred to in the Credit Agreement, dated as of March 30, 1998, among the Borrower, the lenders from time to time party thereto (including the Lender), NationsBank of Texas, N.A., as Syndication Agent, and Bankers Trust Company, as Administrative Agent (as amended, amended and restated, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured pursuant to the Pledge Agreement (as defined in the Agreement). As provided in the Agreement, this
Note is subject to voluntary prepayment and mandatory repayment prior to the AF/RF Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                    EXHIBIT 10.5
                                                                          Page 2


          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


                                            MJD COMMUNICATIONS, INC.


                                            By__________________________________
                                              Title: